UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2018

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Science Applications International Corporation (the “Company”) held its virtual annual meeting of stockholders on June 6, 2018 (the “Annual Meeting”). The holders of 34,609,142 shares of common stock of the Company, or 81.89% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. The final voting results on each of the matters presented to stockholders for a vote is set forth below.

1.	The nominees to the Board of Directors of the Company were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Robert A. Bedingfield	29,702,382	157,791	119,232	4,629,737
Deborah B. Dunie	29,402,731	462,872	113,802	4,629,737
John J. Hamre	29,552,973	312,149	114,283	4,629,737
Mark J. Johnson	29,696,301	147,894	135,210	4,629,737
Timothy J. Mayopoulos	26,330,509	3,510,892	138,004	4,629,737
Anthony J. Moraco	29,750,530	141,567	87,308	4,629,737
Donna S. Morea	29,593,173	247,866	138,366	4,629,737
Edward J. Sanderson, Jr.	29,293,315	501,957	184,133	4,629,737
Steven R. Shane	29,676,421	168,733	134,251	4,629,737

2.
The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s proxy statement was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
28,989,491	660,302	329,612	4,629,737

3.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2019 was approved based upon the following votes:

Number of Votes
For	Against	Abstain
34,388,714	108,588	111,840

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Science Applications International Corporation
 Date: June 8, 2018

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary